                                                                    EXHIBIT 99.3


                                  CONSENT FORM


         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's       [_] "ABSTAIN" from voting
participation in the             participation in the          with respect to my Fund's
Consolidation and a merger       Consolidation.                participation in the
with American Spectrum or                                      Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments         [_] "AGAINST" the             [_] "ABSTAIN" from voting
to my Fund's Agreement of        amendments to my Fund's       with respect to the
Limited Partnership              Agreement of Limited          amendments to my Fund's
described in the Supplement      Partnership described in the  Agreement of Limited
for my Fund.                     Supplement for my Fund.       Partnership described in the
                                                               Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

             MAILING LABEL                PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Sierra Pacific Development Fund (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

           MAILING LABEL                  PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                                 POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:                 Title:                            Date:


_________________________  Limited Partner,                  _____________, 2001
Name:                      Sierra Pacific Development Fund

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund II (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's        [_] "ABSTAIN" from voting
participation in the             participation in the           with respect to my Fund's
Consolidation and a merger       Consolidation.                 participation in the
with American Spectrum or                                       Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments        [_] "AGAINST" the               [_] "ABSTAIN" from voting
to my Fund's Agreement of       amendments to my Fund's         with respect to the
Limited Partnership             Agreement of Limited            amendments to my Fund's
described in the Supplement     Partnership described in the    Agreement of Limited
for my Fund.                    Supplement for my Fund.         Partnership described in the
                                                                Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

          MAILING LABEL                   PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Sierra Pacific Development Fund II (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

           MAILING LABEL                  PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund II with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:              Title:                               Date:


______________________  Limited Partner,                     _____________, 2001
Name:                   Sierra Pacific Development Fund II

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Development Fund III (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's          [_] "ABSTAIN" from voting
participation in the             participation in the             with respect to my Fund's
Consolidation and a merger       Consolidation.                   participation in the
with American Spectrum or                                         Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments         [_] "AGAINST" the                [_] "ABSTAIN" from voting
to my Fund's Agreement of        amendments to my Fund's          with respect to the
Limited Partnership              Agreement of Limited             amendments to my Fund's
described in the Supplement      Partnership described in the     Agreement of Limited
for my Fund.                     Supplement for my Fund.          Partnership described in the
                                                                  Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

           MAILING LABEL                  PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Sierra Pacific Development Fund III (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Development Fund III with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:              Title:                               Date:


______________________  Limited Partner,                     _____________, 2001
Name:                   Sierra Pacific Development Fund III

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Institutional Properties V (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's          [_] "ABSTAIN" from voting
participation in the             participation in the             with respect to my Fund's
Consolidation and a merger       Consolidation.                   participation in the
with American Spectrum or                                         Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments         [_] "AGAINST" the                [_] "ABSTAIN" from voting
to my Fund's Agreement of        amendments to my Fund's          with respect to the
Limited Partnership              Agreement of Limited             amendments to my Fund's
described in the Supplement      Partnership described in the     Agreement of Limited
for my Fund.                     Supplement for my Fund.          Partnership described in the
                                                                  Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY
  (Includes name of the Partnership)      AS YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Sierra Pacific Institutional Properties V (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

            MAILING LABEL                 PLEASE DATE; SIGN EXACTLY AS
  (Includes name of the Partnership)      YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Institutional Properties V with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:              Title:                               Date:


______________________  Limited Partner,                     _____________, 2001
Name:                   Sierra Pacific Institutional
                        Properties V

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Sierra Pacific Pension Investors '84 (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's          [_] "ABSTAIN" from voting
participation in the             participation in the             with respect to my Fund's
Consolidation and a merger       Consolidation.                   participation in the
with American Spectrum or                                         Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments         [_] "AGAINST" the                [_] "ABSTAIN" from voting
to my Fund's Agreement of        amendments to my Fund's          with respect to the
Limited Partnership              Agreement of Limited             amendments to my Fund's
described in the Supplement      Partnership described in the     Agreement of Limited
for my Fund.                     Supplement for my Fund.          Partnership described in the
                                                                  Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

          MAILING LABEL                   PLEASE DATE; SIGN EXACTLY AS
 (Includes name of the Partnership)       YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Sierra Pacific Pension Investors '84 (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

           MAILING LABEL                  PLEASE DATE; SIGN EXACTLY
 (Includes name of the Partnership)       AS YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Sierra Pacific Pension Investors '84 with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:              Title:                                Date:


______________________  Limited Partner,                      ____________, 2001
Name:                   Sierra Pacific Pension Investors '84

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Income Fund Ltd., L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.

[_] "FOR" my Fund's              [_] "AGAINST" my Fund's          [_] "ABSTAIN" from voting
participation in the             participation in the             with respect to my Fund's
Consolidation and a merger       Consolidation.                   participation in the
with American Spectrum or                                         Consolidation.
its subsidiary or the transfer
of all of the assets of my
Fund to American Spectrum.

[_] "FOR" the amendments         [_] "AGAINST" the                [_] "ABSTAIN" from voting
to my Fund's Agreement of        amendments to my Fund's          with respect to the
Limited Partnership              Agreement of Limited             amendments to my Fund's
described in the Supplement      Partnership described in the     Agreement of Limited
for my Fund.                     Supplement for my Fund.          Partnership described in the
                                                                  Supplement for my Fund.

         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

           MAILING LABEL                  PLEASE DATE; SIGN EXACTLY
  (Includes name of the Partnership)      AS YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Nooney Income Fund Ltd., L.P. (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


______________________________________    ______________________________________
Signature of Limited Partner      Date    Signature of Co-owner (if any)    Date

          MAILING LABEL                   PLEASE DATE; SIGN EXACTLY
 (Includes name of the Partnership)       AS YOUR NAME APPEARS ON THE
                                          MAILING LABEL, UNLESS YOUR
                                          NAME IS PRINTED INCORRECTLY.




         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Nooney Income Fund Ltd., L.P. with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.

Signature:              Title:                               Date:


______________________  Limited Partner,                     _____________, 2001
Name:                   Nooney Income Fund Ltd., L.P.

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Income Fund Ltd. II, L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.


[_] "FOR" my Fund's         [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the        participation in the       with respect to my Fund's
Consolidation and a         Consolidation.            participation in the
merger with American                                  Consolidation.
Spectrum or its
subsidiary or the
transfer of all of the
assets of my Fund to
American Spectrum.


[_] "FOR" the amendments    [_] "AGAINST" the          [_] "ABSTAIN" from voting
to my Fund's Agreement of   amendments to my Fund's    with respect to the
Limited Partnership         Agreement of Limited       amendments to my Fund's
described in the            Partnership described in   Agreement of Limited
Supplement for my Fund.     the Supplement for my      Partnership described in
                            Fund.                      the Supplement for my
                                                       Fund.


         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.



____________________________________    _______________________________________
Signature of Limited Partner   Date     Signature of Co-owner (if any)   Date

           MAILING LABEL                PLEASE DATE; SIGN EXACTLY
(Includes name of the Partnership)      AS YOUR NAME APPEARS ON
                                        THE MAILING LABEL, UNLESS
                                        YOUR NAME IS PRINTED
                                        INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Nooney Income Fund Ltd. II, L.P. (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


___________________________________        ____________________________________
Signature of Limited Partner   Date        Signature of Co-owner (if any)  Date

           MAILING LABEL                   PLEASE DATE; SIGN EXACTLY
(Includes name of the Partnership)         AS YOUR NAME APPEARS ON
                                           THE MAILING LABEL, UNLESS
                                           YOUR NAME IS PRINTED
                                           INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Nooney Income Fund Ltd. II, L.P. with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.


Signature:            Title:                              Date:


_____________         Limited Partner,                    _____________, 2001
Name:                 Nooney Income Fund Ltd. II, L.P.

                                  CONSENT FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ___________, 2001, and the transmittal letter attached hereto, sent with this Consent Form to obtain your consent to the proposed consolidation (the "Consolidation") of Nooney Real Property Investors-Two, L.P. (the "Fund") with and into American Spectrum Realty, Inc., a Maryland Corporation ("American Spectrum"). The undersigned hereby votes as set forth below with respect to all units of limited partnership which the undersigned may be entitled to vote.

         Please put an "X" in the appropriate box to vote "FOR" the Consolidation, "AGAINST" the Consolidation or to "ABSTAIN" from voting with respect to the Consolidation.


[_] "FOR" my Fund's        [_] "AGAINST" my Fund's   [_] "ABSTAIN" from voting
participation in the       participation in the      with respect to my Fund's
Consolidation and a        Consolidation.            participation in the
merger with American                                 Consolidation.
Spectrum or its
subsidiary or the
transfer of all of the
assets of my Fund to
American Spectrum.


[_] "FOR" the amendments   [_] "AGAINST" the         [_] "ABSTAIN" from voting
to my Fund's Agreement of  amendments to my Fund's   with respect to the
Limited Partnership        Agreement of Limited      amendments to my Fund's
described in the           Partnership described in  Agreement of Limited
Supplement for my Fund.    the Supplement for my     Partnership described in
                           Fund.                     the Supplement for my
                                                     Fund.



         In order to make certain that the Consolidation is approved, a Limited Partner who favors the Consolidation must vote "FOR" the Consolidation and the amendments. If a majority of the outstanding units for your Fund vote "FOR" the Consolidation but vote "AGAINST" the amendments to your Fund's Agreement of Limited Partnership, your Fund will not be able to participate in the Consolidation.

This Consent Form must be completed and returned to the Fund in the postage prepaid envelope provided prior to 5:00 p.m., Eastern time, on _____________, 2001 or such later date as may be selected by the general partners.


____________________________________       ____________________________________
Signature of Limited Partner    Date       Signature of Co-owner (if any)  Date


           MAILING LABEL                   PLEASE DATE; SIGN EXACTLY
(Includes name of the Partnership)         AS YOUR NAME APPEARS ON
                                           THE MAILING LABEL, UNLESS
                                           YOUR NAME IS PRINTED
                                           INCORRECTLY.

         TO SUBMIT YOUR VOTE, MAIL THIS CONSENT FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800-____-______.

         If you sign and return this Consent Form without indicating a vote, you will be deemed to have voted "FOR" the Consolidation.

         By signing this Consent Form, you hereby acknowledge receipt of the Prospectus/Consent Solicitation Statement dated _______________, 2001, and the Supplement dated _______, 2001 related to your Fund, furnished herewith.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE CONSENT FORM, PLEASE CALL _______________, THE INFORMATION AGENT, AT (800)____-______.

                            NOTE OPTION ELECTION FORM

         Reference is made to the Prospectus/Consent Solicitation Statement dated ______________, 2001, and the transmittal letter, which were sent with this Note Option Election Form. Pursuant to this Note Option Election Form, the undersigned may elect to exchange his, her or its shares received in the Consolidation with American Spectrum Realty, Inc. ("American Spectrum") for consideration in the form of notes (the "Notes"). The terms of the Notes are described in the Prospectus/Consent Solicitation as the "Note Option."

         To take advantage of the Note Option, Nooney Real Property Investors-Two, L.P. (the "Fund") must participate in the Consolidation and the undersigned must vote "Against" the Consolidation and must complete this Note Option Election Form.

         The undersigned, a Limited Partner in the Fund, if the Fund is consolidated pursuant to the Consolidation, will receive and retain American Spectrum Shares, unless the following election is marked:

         [_] Note Option Election: I wish to tender my limited partnership units to American Spectrum in exchange for Notes under the Note Option as described in the Prospectus/Consent Solicitation Statement.

         This Note Option Election Form may be submitted at any time so that it is received prior to 5:00 p.m. Eastern time, on _______________, 2001 or, upon notice, such later date as may be selected by American Spectrum and the Fund's general partners. This election can be revoked or an alternative election can be made by submitting in writing such revocation or alternative election so that it is received at any time prior to _______________, 2001.


____________________________________       ____________________________________
Signature of Limited Partner    Date       Signature of Co-owner (if any)  Date


           MAILING LABEL                   PLEASE DATE; SIGN EXACTLY
(Includes name of the Partnership)         AS YOUR NAME APPEARS ON
                                           THE MAILING LABEL, UNLESS
                                           YOUR NAME IS PRINTED
                                           INCORRECTLY.


         TO SUBMIT YOUR ELECTION, MAIL THIS NOTE OPTION FORM IN THE ENVELOPE PROVIDED; NO POSTAGE REQUIRED IF MAILED IN THE UNITED STATES; OR FAX TO 800
____-______.

         DO NOT RETURN THIS NOTE OPTION ELECTION FORM IF YOU WISH TO RECEIVE AMERICAN SPECTRUM SHARES IN THE CONSOLIDATION OF YOUR FUND. IF A LIMITED PARTNER DOES NOT VOTE ON THE CONSOLIDATION, DOES NOT RETURN THIS ELECTION FORM PRIOR TO THE END OF THE ELECTION PERIOD OR RETURNS THIS NOTE OPTION ELECTION FORM BUT DOES NOT INDICATE AN

ELECTION HEREON, SUCH LIMITED PARTNER WILL BE DEEMED TO HAVE ELECTED TO RETAIN THE AMERICAN SPECTRUM SHARES RECEIVED IN THE CONSOLIDATION.

         IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THIS ELECTION FORM, PLEASE CALL ______________, THE INFORMATION AGENT, AT (800)
____-______.

         This form appoints William J. Carden and Harry Mizrahi as your attorneys-in-fact for the purpose of executing all other documents and instruments advisable or necessary to complete the Consolidation. This power of attorney is intended solely to ease the administrative burden of completing the Consolidation without requiring your signature on multiple documents.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENT, that the undersigned hereby constitutes and appoints William J. Carden and Harry Mizrahi and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, with full power to act alone, to execute any and all documents in connection with the Consolidation of Nooney Real Property Investors-Two, L.P. with and into American Spectrum Realty, Inc. on my behalf, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them or his substitutes or substitute, may lawfully do or cause to be done by virtue thereof.



Signature:           Title:                               Date:


________________     Limited Partner,                     _____________, 2001
Name:                Nooney Real Property Investors-
                     Two, L.P.